                                                                   Exhibit 10.12

                                                         The Bank of Nova Scotia

                                                               [LOGO] Scotiabank

19 Bloor Street West at Yonge, Toronto, Ontario M4W 1A4

                                                                  August 3, 2000

International Menu Solutions Inc.
c/o 620 Colby Drive
Waterloo, Ontario

Attention: M.A. Steele, President

Dear Sir:

      We confirm that subject to acceptance by you, The Bank of Nova Scotia (the "Bank") will make available to International Menu Solutions Inc. (the "Borrower"), credit facilities on the terms and conditions set out in the attached Terms and Conditions Sheet and Schedule "A".

      If the arrangements set out in this letter, and in the attached Terms and Conditions Sheet and Schedule "A" (collectively the "Commitment Letter") are acceptable to you, please sign the enclosed copy of this letter in the space indicated below and return the letter to us by the close of business on August 10, 2000, after which date this offer will lapse.

      This Commitment Letter replaces all previous commitments issued by the Bank to the Borrower.

                                          Yours very truly.


/s/ C.W. MacDonald                        /s/ D.R. MITCHELL

C.W. MacDonald                            D.R. MITCHELL
Senior Account Manager                    SENIOR MANAGER, CREDIT
                                          Zenon A.G. Iwachiw
                                          Asst. General Manager
                                          & Centre Manager

      The arrangements set out above and in the attached Terms and Conditions Sheet and Schedule "A" (collectively the "Commitment Letter") are hereby acknowledged and accepted by:

                                           GUARANTORS

INTERNATIONAL MENU SOLUTIONS INC.          PRIME FOODS PROCESSING INC.
------------------------------------       ------------------------------------

By: /s/                                    By: /s/
------------------------------------       ------------------------------------
Title:                                     Title:

Date:                                      Date:
      ------------------------------             ------------------------------

Date:                                      Date:
      ------------------------------             ------------------------------

GUARANTORS (cont'd.)

TRANSCONTINENTAL GOURMET FOODS INC.        TASTY SELECTIONS INC.
----------------------------------         ----------------------------------
Name                                       Name

By: /s/                                    By: /s/
----------------------------------         ----------------------------------
Title:                                     Title:


                                           D.C. FOOD PROCESSING INC./
HUXTABLE'S KITCHENS INC.                   1005549 ONTARIO LIMITED
----------------------------------         ----------------------------------
Name                                       Name

By: /s/                                    By: /s/
----------------------------------         ----------------------------------
Title:                                     Title:
Date:                                      Date:
     -----------------------------              -----------------------------

THE ULTIMATE COOKIE CO. INC.               INTERNATIONAL MENU SOLUTIONS CORP.
----------------------------------         ----------------------------------
Name                                       Name

By: /s/                                    By: /s/
----------------------------------         ----------------------------------
Title:                                     Title:
Date:                                      Date:
     -----------------------------              -----------------------------

                              TERMS AND CONDITIONS

CREDIT NUMBER: 01                                 AUTHORIZED AMOUNT: $10,000,000
--------------------------------------------------------------------------------

TYPE

      Operating

PURPOSE

      General operating requirements

CURRENCY

      Canadian-dollars and/or U.S. Dollar equivalent (maximum U.S. Dollar availment $2,000,000 at any time).

AVAILMENT

      The Borrower may avail the Credit by way of direct advances evidenced by Agreement re Operating Credit Line and/or Bankers' Acceptances in Canadian dollars in multiples of $500,000 (subject to a minimum availment amount of $500,000) and having terms of maturity of 30 to 180 days without grace and/or Standby Letters of Credit (with each availment subject to completion of an Application and Agreement for Irrevocable Standby Letter of Credit in a form satisfactory to the Bank). Availment by way of Standby Letters of Credit is not to exceed an aggregate of $300,000 CAD.

      NOTE: during the period January 1st through July 31st, maximum aggregate availment under this facility is limited to $7,500,000 CAD.

INTEREST RATE

      The Bank's Prime Lending Rate from time to time, plus 1/2% per annum with interest payable monthly.

      The Bank's U.S. Dollar Base Rate in Canada, from time to time, plus 1/2% per annum with interest payable monthly.

      Bankers' Acceptance Fee of 2% per annum, subject to a minimum fee of $500 per availment, payable at time of acceptance.

REPAYMENT

      Advances are repayable on demand.

SPECIFIC SECURITY

      The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

            Agreement re Operating Credit Line.

            Bankers' Acceptance Agreement.

SPECIFIC CONDITIONS

      Until all debts and liabilities under the Credit have been discharged in full, the following conditions will apply in respect of the Credit:

            Operating loans, Bankers' Acceptances and Standby Letters of Credit are not to exceed at any time the "Borrowing Base" which is defined as the aggregate of 80% of good quality accounts receivable (excluding accounts over 90 days, accounts due by employees, offsets and inter-company accounts) less security interests or charges held by other parties and specific payables which have or may have priority over the Bank's security plus 30% of net inventory in frozen category, less security interests or charges held by other parties and specific payables which have or may have priority over the Bank's security. Advances against inventory are limited to $2,500,000. Net Inventory is defined as the sum of finished goods, work-in-progress and raw materials valued at the lower of cost or market.

CREDIT NUMBER: 02                                  AUTHORIZED AMOUNT: $3,500,000
--------------------------------------------------------------------------------

TYPE

      364 Day Revolving Term

      This facility may be drawn down up to and including 364 days from acceptance hereof. The Borrower has the option, provided at least 60 days written notice has been provided to request extension of the facility for a further 364 days, with such extension subject to no event of default having occurred and subject to Bank approval.

PURPOSE

      To finance sundry equipment

CURRENCY

      Canadian dollars

AVAILMENT

      The Borrower may avail the Credit by way of direct advances evidenced by Demand Promissory Notes.

INTEREST RATE

      The Bank's Prime Lending Rate from time to time, plus 1 1/4% per annum with interest payable monthly.

FEES

      A Standby Fee of 1/2% per annum on the daily unused portion of the Credit is payable monthly from August 1, 1999, with the proviso that if in any given month the average utilization is $2,500,000 or more, no Standby Fee will apply.

DRAWDOWN

      Advances are to be made in minimum multiples of $250,000.

REPAYMENT

      Advances are repayable on demand.

PREPAYMENT

      Prepayment is permitted without penalty at any time in whole or in part.

SPECIFIC SECURITY

      The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

            Schedule "A" to the General Security Agreement covering the equipment purchased.

SPECIFIC CONDITION

      Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

            Prior to any drawdown, the Bank is to be satisfied with the quality, value and eligibility of all assets to be financed.

OPTIONAL AVAILMENTS WITHIN CREDIT NO. 2 ABOVE

      The Borrower has the following availment options under the Credit:

OPTION 1 - TERM PROMISSORY NOTES

      At any time during the 364 day period, provided no event of default exists, the Borrower may convert to a term facility the whole, or a portion of outstandings as follows:

      AMOUNT:           Minimum of $250,000 per note amount

      AVAILMENT:        By Term Promissory Note

      TERM:             Up to 5 years

      FLOATING RATE:    The Bank's Prime Lending Rate from time to time plus 1
                        1/4% per annum with interest payable monthly.

      FIXED RATE:       The rate applicable to each advance will be set on the
                        date of conversion based upon the Bank's Base for Fixed
                        Rates plus 2 3/4% per annum, calculated and payable monthly.

REPAYMENT

      Each advance is repayable in up to 60 equal monthly installments of principal commencing within one month of each drawdown. The term of each advance is not to exceed 5 years and the amortization is not to exceed 5 years.

PREPAYMENT

      Floating Rate

      Prepayment is permitted without penalty at any time in whole or in part.

      Fixed Rate

      Prepayment of the loan in whole or in part is permitted at any time on payment of an amount equal to the greater of:

      i) three months simple interest at the rate applicable to the loan on the principal amount prepaid; and

      ii) the amount, if any, by which interest at the rate applicable to the loan exceeds interest at the prevailing rate at the time of prepayment calculated on the amount of the principal prepayment for the remaining term of the loan. The "prevailing rate at the time of prepayment" is defined as that rate at which the Bank would then lend to the Borrower, based on the same security, for the remaining term of the loan.

OPTION 2 - NON-REVOLVING (SCOTIA LEASING)

AMOUNT

      Minimum of $250,000 per Lease contract

AVAILMENT

      The Borrower and the Alternate Borrowers as listed below may avail the credit by Lease Agreements/Conditional Sales Contract with appropriate supporting documentation:

                Borrower                                Maximum Permitted
                --------                                -----------------

                International Menu Solutions Inc.       $  100,000
                Prime Foods Processing Inc.                430,000
                Transcontinental Gourmet Foods Inc.      1,020,000
                Tasty Selections Inc.                    1,030,000
                D.C. Food Processing Inc.                  830,000
                The Ultimate Cookie Co. Inc.                90,000
                                                        ----------
                                                        $3,500,000
                                                        ==========

INTEREST RATE

      Floating Rate

      The base payment applicable to each contract will be set on the commencement date of the contract based upon the Bank's Prime Lending Rate plus 1 1/4% per annum, calculated and payable monthly. The total periodic payment will be adjusted monthly with changes in the Bank's Prime Lending Rate.

      Fixed Rate

      The payment applicable to each contract will be set on the commencement date of the contract based on the published Scotia Leasing's Base Rate plus 2 3/4% per annum, calculated and payable monthly.

REPAYMENT

      Leases and/or conditional sale contracts are repayable in accordance with the terms and conditions of each respective lease or conditional sale contract. The maximum term of any such lease or conditional sale contract shall not exceed 60 months.

      At the end of the term to option, the lessee shall elect one of the following options:

            a. purchase the equipment for not more than 20% of the original cost;

            b. allow a third party who has agreed with the Bank to purchase the equipment for not more than 20% of the original cost;

            c. rent the equipment for an additional term and revised rent payment to be authorized by the Bank.

PREPAYMENT

      Leases and/or conditional sale contracts are not cancellable, and no prepayments of principal are permitted.

SPECIFIC SECURITY

      The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

            Lease Agreement(s)/Conditional Sale Contract(s) covering equipment leased/financed, together with applicable supporting documentation.

            Comprehensive General Liability insurance for a minimum of $2,000,000 per occurrence with the Bank recorded as an additional named insured. All risks insurance covering the replacement value of the equipment with the Bank recorded as loss payee and additional named insured.

            Resolution of Directors authorizing leases.

            Progress Payment Agreement under which the Borrower may act on behalf of the Bank in the ordering and acquisition of equipment to be leased. The total cost of the equipment to be acquired under this agreement shall not exceed the amount of this credit.

SPECIFIC CONDITION

      Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

            Prior to any drawdown, the Bank is to be satisfied with the quality, value, and eligibility of all assets to be leased or financed.

      NOTE: The aggregate of outstandings under the 364 Day Revolving Term and Options 1 and 2 availed by the Borrower and/or the Alternate Borrowers is not to exceed $3,500,000 at any time.

CREDIT NUMBER: 03                                  AUTHORIZED AMOUNT: $1,500,000
--------------------------------------------------------------------------------

TYPE

      Non-Revolving

PURPOSE

      To finance 70% of the cost sundry equipment (30% down payment required up-front).

CURRENCY

      Canadian dollars

AVAILMENT

      The Borrower may avail the Credit by way of direct advances evidenced by Demand Promissory Notes.

INTEREST RATE

      Floating Rate

      The Bank's Prime Lending Rate from time to time, plus 1 1/2% per annum with interest payable monthly.

      Fixed Rate

      The Borrower has the option to fix the interest rate for the balance of the term of the loan at any time until December 31, 2000, subject to availability. Rates will be quoted upon request.

DRAWDOWN

      Advances are to be made in minimum multiples of $100,000.

      The loan is to be fully drawn down by December 31, 2000.

REPAYMENT

      Each advance is repayable in 60 equal instalments of principal commencing within 30 days of each drawdown. The term of each advance is 5 years and the amortization is 5 years.

PREPAYMENT

      Floating Rate

      Prepayment is permitted without penalty at any time in whole or in part.

      Fixed Rate

      Prepayment of the loan in whole or in part is permitted at any time on payment of an amount equal to the greater of:

      i) three months simple interest at the rate applicable to the loan on the principal amount prepaid: and

      ii) the amount, if any, by which interest at the rate applicable to the loan exceeds interest at the prevailing rate at the time of prepayment calculated on the amount of the principal prepayment for the remaining term of the loan. The "prevailing rate at the time of prepayment" is defined as that rate at which the Bank would then lend to the Borrower, based on the same security, for the remaining term of the loan.

SPECIFIC SECURITY

      The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

            Schedule "A" to the General Security Agreement covering the equipment purchased.

SPECIFIC CONDITION

      Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

            Prior to any drawdown, the Bank is to be satisfied with the quality, value and eligibility of all assets to be financed.

OPTIONAL AVAILMENTS WITHIN CREDIT NO. 3 ABOVE

      The Borrower has the following availment option under the Credit:

OPTION 1 - NON-REVOLVING (SCOTIA LEASING)

AMOUNT

      Minimum of $100,000 per Lease contract representing up to 70% of cost of item leased with 30% lease deposit required up-front, and held until the end of the lease term.

AVAILMENT

      Lease Agreements/Conditional Sales Contract with appropriate supporting documentation.

INTEREST RATE

      Floating Rate

      The base payment applicable to each contract will be set on the commencement date of the contract based upon the Bank's Prime Lending Rate plus 1 1/2% per annum, calculated and payable monthly. The total periodic payment will be adjusted monthly with changes in the Bank's Prime
      Lending Rate.

      Fixed Rate

      The payment applicable to each contract will be set on the commencement date of the contract based on the published Scotia Leasing's Base Rate plus 3% per annum, calculated and payable monthly.

REPAYMENT

      Leases and/or conditional sale contracts are repayable in accordance with the terms and conditions of each respective lease or conditional sale contract. The maximum term of any such lease or conditional sale Contract shall not exceed 60 months.

      At the end of the term to option, the lessee shall elect one of the following options:

      a.    purchase the equipment for not more than 30% of the original cost;

      b. allow a third party who has agreed with the Bank to purchase the equipment for not more than 30% of the original cost;

      c. rent the equipment for an additional term and revised rent payment to be authorized by the Bank.

PREPAYMENT

      Leases and/or conditional sale contracts are not cancellable, and no prepayments of principal are permitted.

SPECIFIC SECURITY

      The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

            Lease Agreement(s)/Conditional Sale Contract(s) covering equipment leased/financed, together with applicable supporting documentation.

            Comprehensive General Liability insurance for a minimum of $2,000,000 per occurrence with the Bank recorded as an additional named insured. All risks insurance covering the replacement value of the equipment with the Bank recorded as loss payee and additional named insured.

            Resolution of Directors authorizing leases.

            Progress Payment Agreement under which the Borrower may act on behalf of the Bank in the ordering and acquisition of equipment to be leased. The total cost of the equipment to be acquired under this agreement shall not exceed the amount of this credit.

SPECIFIC CONDITION

      Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

            Prior to any drawdown, the Bank is to be satisfied with the quality, value, and eligibility of all assets to be leased or financed.

      NOTE: The aggregate of outstandings under advances payable on demand and Option 1 is not to exceed $1,500,000 at any time.

ADDITIONAL FACILITY

      Subject to availability and execution of mutually satisfactory documentation, the Borrower may enter into Forward Exchange Contracts with the Bank for maximum terms of up to one year.

      Maximum aggregate Forward Exchange Contracts outstanding at any one time are not to exceed $7,500,000 USD.

GENERAL FEES

      A Commitment Fee of $150,000 is payable upon acceptance of this commitment.

      A Loan Administration Fee of $1,500 per month is payable by the Borrower.

OTHER FEES AND COMMISSIONS

      In addition to, and not in substitution for the obligations of the Borrower and the rights of the Bank upon the occurrence of an event of default herein, the Borrower shall pay to the Bank Loan Administration fees of:

      a) $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which the Borrower is late in providing the Bank with financial or other information required herein;

      b) $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which loan payments of principal, interest or other amounts are past due; and

      c) $1,000.00 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which the Borrower is in default of any other term or condition contained in this Commitment Letter or in any other agreement to which the Borrower and the Bank are parties.

      The imposition or collection of fees does not constitute an expressed or implied waiver by the Bank of any event of default or any of the terms or conditions of the lending arrangements, security or rights arising from any default. Fees may be charged to the Borrower's deposit account when incurred.

CONDITIONS PRECEDENT

      Continuation of existing credits and prior to any advances being made under the new facility (No. 3), the Bank is to be provided with evidence of injection of a minimum of $4,500,000 additional equity (to be increased to $5,800,000 by October 31, 2000) by way of deeply subordinated debt and/or convertible debentures and/or common shares, with documentation, as appropriate, in form and substance satisfactory to the Bank.

GENERAL SECURITY, TERMS AND CONDITIONS APPLICABLE TO ALL CREDITS

GENERAL SECURITY

      The following security, evidenced by documents in form satisfactory to the Bank providing for a first security interest on all assets and undertakings of the company, except for specific permitted encumbrances to be identified and agreed to by the Bank securing loans to other creditors, registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credits:

            General Assignment of Book Debts.

            General Security Agreement over all present and future personal property with appropriate insurance coverage, loss if any, payable to the Bank.

            Life Insurance in the face amount of $2,000,000 on the life of Michael Steele assigned to the Bank.

            Priority Agreement with Sub Debt/Debenture Lenders and Business Development Corporation giving the Bank priority over all assets except specific assets financed by other parties.

            Guarantees given by the following (with corporate seals and resolutions as applicable) in the amounts shown:

                          NAME                                      AMOUNT
                          ----                                      ------

                          Prime Foods Processing Inc.*              Unlimited
                          Transcontinental Gourmet Foods Inc.*      Unlimited
                          Tasty Selections Inc.                     Unlimited
                          D.C. Food Processing Inc./*
                            1005549 Ontario Limited*                Unlimited
                          Huxtable's Kitchens Inc.*                 Unlimited
                          International Menu Solutions Corp.*       Unlimited
                          The Ultimate Cookie Co. Inc.              Unlimited
                          1119984 Ontario Limited o/a Soups On      Unlimited

            To be secured by:

            * General Security Agreement over all present and future personal property with appropriate insurance coverage, loss if any, payable to the Bank.

                  Guarantee by International Menu Solutions Inc., (with Corporate Seal and Resolution as applicable) in an unlimited amount to each alternate borrower as identified above under Credit No. 02 - Option 2.

GENERAL CONDITIONS

      Until all debts and liabilities under the Credits have been discharged in full, the following conditions will apply in respect of the Credits:

            "Consolidation" as it appears hereunder pertains to the Consolidated Financial Statements of International Menu Solutions Corp.

            The ratio of consolidated Debt (including deferred taxes) to consolidated Tangible Net Worth (TNW) is not to exceed 2.5:1, improving to 2:1 by October 31, 2000.

            TNW is defined as the sum of share capital, earned and contributed surplus, postponed funds, deeply subordinated debt having maturities in excess of one year and convertible debentures (except up to $4,500,000 in deeply subordinated loans/debentures now to be provided, having a term of 9 months from date of closing, but on the understanding any repayment/redemption is only permitted if all conditions remain onside subsequent to such repayment/redemption) less (i) amounts due from officers/affiliates. (ii) investments in affiliates, and (iii) intangible assets as defined by the Bank.

            The ratio of consolidated current assets to consolidated current liabilities is to be maintained at all times at 1:1 or better, improving to 1.25:1 by October 31, 2000.

            Without the Bank's prior written consent (which will not be unreasonably withheld):

                  No dividends, withdrawals, bonuses, advances to shareholders, management or affiliates are permitted.

                  No change in ownership is permitted.

                  No mergers, acquisitions or change in the Borrower's line of business are permitted (other than acquisitions consummated as at the date of this Commitment Letter).

                  Cumulative consolidated capital expenditures are not to exceed $6,000,000 for the fiscal year ending December 31, 2000.

                  The Borrower will not grant or permit a Purchase Money Security Interest to any supplier or creditor.

                  Guarantees or other contingent liabilities are not to be entered into and assets are not to be further encumbered.

            The Borrower shall permit the Bank, or its agents, access, at all reasonable times, to all premises where the collateral covered by the Bank's security may be located and the Bank or its agents may inspect such collateral and all related documents and records.

            For ongoing Credit Risk management purposes, all operating accounts of the Borrower shall be maintained with the Bank as long as the Borrower has any operating line facilities with the Bank.

GENERAL BORROWER REPORTING CONDITIONS

      Until all debts and liabilities under the Credits have been discharged in full, the Borrower will provide the Bank with the following:

            Annual Audited Consolidated Financial Statements of International Menu Solutions Corp. within 120 days of its fiscal year end, duly signed.

            Annual Prepared Unconsolidated Financial Statements for all subsidiaries, within 120 days of each fiscal year end, duly signed.

            Monthly Consolidated statement of International Menu Solutions Corp. and Unconsolidated Financial Statements of all subsidiaries within 60 days of period end.

            A Consolidated Statement of Security monthly, to include information on inventory, accounts receivable and accounts payable, within 20 days of period end.

            Quarterly Aged Listing of Receivables within 20 days of period end.

            Quarterly Aged Listing of Trade Accounts Payable within 20 days of period end.